Subsequent Event	12 Months Ended
Dec. 31, 2021
Subsequent Event.
Subsequent Event

22. Subsequent Event

Investment in Changsha Benweixianwu Brand Management Co., Ltd. (“Benweixianwu”)

In February 2022, the Group entered into an investment agreement with Benweixianwu, which primarily engages in operating of high-end low-temperature meat products. Pursuant to this agreement, the Group subscribed 21,200 newly issued ordinary shares with total consideration of RMB 5.0 million, which was paid on February 25, 2022. After the subscription, the Group owned 1.66% equity interests in Benweixianwu. The Group has no significant influence over Benweixianwu. The investment was recorded using measurement alternative defined as cost, less impairment plus or minus subsequent adjustment for the observable price changes, as the readily determinable fair values cannot be obtained with reasonable efforts.

Investment in Hangzhou Jialin Information Technology Co., Ltd. (“Hangzhou Jialin”) and disposal of Dianqier

In March 2022, the Group, as one of the investors in the round B financing of Hangzhou Jialin, acquired its 7.273% equity interests by transferring the 100% equity interests the Group held in Dianqier to Hangzhou Jialin, which is a fresh produce supply chain solution provider in China. The subscription price is the same for the Company and other independent investors in this financing round. The fair value of equity interests the Group acquired is RMB 40 million. The Group expects to recognize approximately RMB 36 million of gain arising from such investment and disposal in the first quarter of 2022.